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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  April 27, 2000
                        Commission File Number:  0-12666


                       AMERICAN FINANCIAL HOLDING, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                           87-0458888
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     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



      225 SOUTH 200 WEST, SUITE 302
             FARMINGTON, UTAH                       84025-0683
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     (Address of Principal Executive                (Zip Code)
                 Offices)

                                       1
              Registrant's Telephone Number, including Area Code:
                               (801) 451-9580
                           ----------------------


                                    NONE
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     (Former name, former address, and formal fiscal year, if changed since last report)


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             ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


      On April 27, 2000, the Board of Directors of American Financial Holdings, Inc. ("the Company") determined not to engage Jonas Jensen & Co., Salt Lake City, Utah ("Jensen") as the Company's principal accountant to audit and report on the Company's financial statements for the year ended December 31, 1999. Jensen's inability to meet the Company's current unexpectedly short and rigid timelines is the reason for the change.

      The report of Jensen on the Company's financial statements consisting of consolidated balance sheets as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1998, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.


      In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the dismissal of Jensen, there were no disagreements with Jensen or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 1998 financial statements, Jensen noted no matters involving the internal control structure and its operations that they considered to be material weaknesses.

      The Company has provided Jensen, its former accountant, with a copy of the foregoing disclosure. The Company has requested the former accountant to provide a letter stating whether it agrees with the above statements made by the Company and will file the former accountant's letter with an amendment to this report.

      On April 27, 2000, the Board of Directors of the Company approved the engagement of Robison Hill & Company ("Robison"), Salt Lake City, Utah as independent accountant and auditor to report on the Company's financial statements for the year ended December 31, 1999.

      No consultations occurred between the Company and Robison during the two most recent fiscal years and any subsequent interim period prior to Robison's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under
Item 304(a)(1)(v) of Regulation S-K.



                               ITEM 7.  EXHIBITS



     Exhibits

               SEC
Exhibit #  Reference #   Title of Document


  1           16         Letter from Jonas Jensen & Co. to the      To be filed
                         Securities Exchange Commission regarding   by amendment
                         change in certifying accountant.



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                                   SIGNATURES

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      Pursuant to the requirements of the  Securities Exchange Act of 1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN FINANCIAL HOLDING, INC.


Dated:  May 1, 2000                       By: /s/ Kenton L. Stanger, President
                                             Kenton L. Stanger, President
                                             Director and Principal Executive
                                             Officer